SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                February 11, 1999
                        (Date of Earliest Event Reported)

    AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST

  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)

    Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

   33-99970-01                                          13-3521640
   (Commission File                                     (IRS Employer
   Number)                                              Identification No.)

   Airplanes Limited                                    Airplanes U.S. Trust
   22 Grenville Street                                  1100 North Market Street
   St. Helier                                           Rodney Square North
   Jersey, JE4 8PX                                      Wilmington, Delaware
   Channel Islands                                      19890-0001
   (011 44 1534 609 000)                                (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)




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Item 5.           Other Events

                  Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated February 11, 1999, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   AIRPLANES LIMITED

Date: February 11, 1999                            /s/ Roy M. Dantzic*
                                                   -------------------
                                                   Director and Officer

Date: February 11, 1999                            AIRPLANES U.S. TRUST


                                                   /s/ Roy M . Dantzic*
                                                   --------------------
                                                   Controlling Trustee
                                                   and Officer

                                                   *By: /s/ Michael Walsh
                                                       ------------------
                                                        Attorney-in-Fact

                                        3


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                                  EXHIBIT INDEX

Exhibit 99.A       -        Report to Certificateholders
Exhibit 99.B       -        Power of Attorney for Airplanes Limited
Exhibit 99.C       -        Power of Attorney for Airplanes U.S. Trust